BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 95.4%
	BANKING - 4.5%
5,375	SVB Financial Group(a)	$ 1,804,818

	BIOTECH & PHARMA - 1.5%
5,000	Moderna, Inc.(a)	591,250

	E-COMMERCE DISCRETIONARY - 4.9%
17,500	Amazon.com, Inc.(a)	1,977,500

	INTERNET MEDIA & SERVICES - 4.7%
20,000	Alphabet, Inc., Class A(a)	1,913,000

	MEDICAL EQUIPMENT & DEVICES - 39.8%
20,000	ABIOMED, Inc.(a)	4,913,199
22,500	Edwards Lifesciences Corporation(a)	1,859,175
20,000	Exact Sciences Corporation(a)	649,800
2,500	IDEXX Laboratories, Inc.(a)	814,500
9,000	Illumina, Inc.(a)	1,717,110
22,500	Intuitive Surgical, Inc.(a)	4,217,400
7,250	Shockwave Medical, Inc.(a)	2,016,008
		16,187,192
	SEMICONDUCTORS - 3.0%
10,000	NVIDIA Corporation	1,213,900

	SOFTWARE - 10.5%
5,750	Adobe, Inc.(a)	1,582,400
9,500	Atlassian Corp plc, Class A(a)	2,000,605
25,000	Shopify, Inc., Class A(a)	673,500
		4,256,505
	TECHNOLOGY HARDWARE - 11.9%
35,000	Apple, Inc.	4,837,000

	TECHNOLOGY SERVICES - 14.6%
30,000	Block, Inc., Class A(a)	1,649,700

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 95.4% (Continued)
	TECHNOLOGY SERVICES - 14.6% (Continued)
15,000	Mastercard, Inc., Class A	$ 4,265,100
		5,914,800

	TOTAL COMMON STOCKS (Cost $24,804,096)	38,695,965

	SHORT-TERM INVESTMENT — 1.5%
	MONEY MARKET FUND - 1.5%
612,388	First American Treasury Obligations Fund, Class X, 2.87% (Cost $612,388)(b)	612,388

	TOTAL INVESTMENTS - 96.9% (Cost $25,416,484)	$ 39,308,353
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.1%	1,246,732
	NET ASSETS - 100.0%	$ 40,555,085

PLC	- Public Limited Company

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.